--------------------------------------------------------------------------------

Dear Participant:
--------------------------------------------------------------------------------

   Continental Assurance Company Separate Account (B) ended the year with an Accumulated Unit Value increase of 21.82% while the dividend-adjusted Standard & Poor's Composite Index of 500 stocks (S&P 500) increased by 28.58%. The average stock fund, as reported in the Wall Street Journal, gained 14.52% and the average growth fund returned 19.37% during 1998.
   The market advance was quite narrow in 1998 with the average stock in the S&P 500 gaining just 10.80%. The difference in growth rates between the index and the average is a result of the index being capitalization weighted. The largest stocks with the strongest growth rates have continued to trade at higher multiples to their earnings and growth rates. According to data going back to 1958, compiled by the Leuthold Group and reported in the Wall Street Journal, the differential between the S&P 500 and the average stock in the index has never been as large. Other indexes bear out this conclusion as well. The Dow Jones Industrial Average, still more reflective of slower growth, large industrial companies, returned 18.13% and the Russell 2000, a small company index, actually had a negative return of 2.24%.
   1998 experienced a record fourth consecutive year of the S&P 500 gaining in excess of 20%. This strong bull market was originally driven by a cyclical improvement in earnings and moderating interest rates. Following a sharp but short summer correction of about 20% the Federal Reserve eased short term interest rates three times which placed the market back on an upside trajectory. With earnings gains slowing and long-term interest rates above their summer lows, the driving force in the fourth quarter was market liquidity.
   Separate Account (B) has concentrated its investments generally in large capitalization companies. At December 31, 1998, the investment portfolio had a median capitalization of approximately $25 billion. The fund owns stocks of three companies with capitalizations in excess of $200 billion, Microsoft, General Electric and Intel, and another six companies with capitalizations exceeding $100 billion. Only three of the fund's holdings could be considered small capitalization companies with less than $1 billion in market value, Emmis Broadcasting, Intermedia Communications and Robert Mondavi. Separate Account (B) has favored investments in technology and health care companies as well as a blend of multinational companies. Management believes that the U.S. does technology better than anyone else and that health care companies, particularly pharmaceuticals, will continue to benefit as the population in industrial countries continues to age. The large multinational companies will ultimately benefit from the faster economic growth in emerging markets.
   Separate Account (B) has taken advantage of the market's volatility by employing a disciplined program of writing call options on stocks held in the portfolio. During 1998 we generated $1.387 million in call premiums compared to $986 thousand in 1997. We intend to judiciously use this strategy to enhance income generation in 1999.
   1999 could be a challenging year. Historically, the average return for the stock market has been about 12.5%, well below the average of the last four years. The S&P 500 price/ earnings multiple of approximately 25 times 1999 projected earnings is high historically and leaves little room for earnings disappointments. Earnings are expected to be up, but only moderately in the 3% to 7% range. If inflation continues to be subdued, the Federal Reserve will probably not tighten monetary policy. In this economic environment, we currently expect a positive, but more moderate stock market return than we have had over the past four years. Because of the high market valuation, continued volatility can be anticipated. Although we do not expect corrections to exceed 10%, any move by the Federal Reserve to reduce liquidity would probably result in a larger market adjustment.
   Management will continue to closely monitor market conditions and make portfolio changes that we believe will enhance relative returns. Thank you for your continued support and participation.

Cordially,

Marilou R. McGirr
Marilou R. McGirr
Chairman of the Committee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31
                                                        -----------------------------------------------------------------
(PER ACCUMULATION UNIT OUTSTANDING DURING THE PERIOD)    1998           1997           1996           1995          1994
-----------------------------------------------------------------------------------------------------------------------------
Value at beginning of period                            $17.69         $14.14         $11.74         $ 8.85         $8.91
                                                         -----          -----          -----          -----           ---
Investment income                                          .20            .23            .19            .19           .19
Fees                                                       .16            .13            .10            .09           .07
                                                         -----          -----          -----          -----           ---
      NET INVESTMENT INCOME                                .04            .10            .09            .10           .12
Net gain (loss) on investments                            3.82           3.45           2.31           2.79          (.18)
                                                         -----          -----          -----          -----           ---
      NET INCREASE (DECREASE) IN PARTICIPANTS' EQUITY
       RESULTING FROM OPERATIONS                          3.86           3.55           2.40           2.89          (.06)
                                                         -----          -----          -----          -----           ---
VALUE AT END OF PERIOD                                  $21.55         $17.69         $14.14         $11.74         $8.85
                                                         -----          -----          -----          -----           ---
                                                         -----          -----          -----          -----           ---
Ratio of investment income--
   net to average participants' equity                    0.20%          0.60%          0.70%          1.00%         1.30%
Ratio of fees to average participants' equity              .83%           .83%           .83%           .83%          .83%
Portfolio turnover rate                                     41%            45%            53%            46%           52%

Number of accumulation units outstanding
   at end of period                              8,320,912         8,612,630       8,502,140       8,763,186      9,298,777

--------------------------------------------------------------------------------
                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                       COMMITTEE FOR SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
                                    MEMBERS
--------------------------------------------------------------------------------

Marilou R. McGirr, Chairman
Vice President
Continental Assurance Company

Richard W. Dubberke
Vice President and
Portfolio Manager
Continental Assurance Company
Richard T. Fox
Financial Consultant

William W. Tongue
Professor of Economics
and Finance, Emeritus
University of Illinois at Chicago
Peter J. Wrenn
President
Hudson Technology, Inc.

--------------------------------------------------------------------------------

SECRETARY

Lynne Gugenheim
Vice President and
Associate General Counsel
Continental Assurance Company
AUDITORS

Deloitte & Touche LLP
Chicago, Illinois
CUSTODIAN

Chase Manhattan Trust Company
of Illinois
Chicago, Illinois

--------------------------------------------------------------------------------

     This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)'s objectives, policies, management, records, sales commissions and other information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECORD OF ACCUMULATION UNIT VALUES              RECORD OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

                    UNIT
       VALUATION   MARKET
         DATE      VALUE
-------------------------
1998  December 31  $21.55
1997  December 31   17.69
1996  December 31   14.14
1995  December 31   11.74
1994  December 31    8.85
1993  December 31    8.91
1992  December 31    7.70
1991  December 31    7.29
1990  December 31    5.45
1989  December 31    5.31

  The Annuity Unit Values shown at
the right are based on the monthly
increases or decreases in the
accumulation unit values in excess of
an assumed annualized rate of 3 1/2%
and rounded to the nearest cent.

                  UNIT
      VALUATION  MARKET
        DATE     VALUE
-----------------------
1999  January 1  $6.69
1998  January 1   6.05
1997  January 1   4.88
1996  January 1   4.36
1995  January 1   3.35
1994  January 1   3.39
1993  January 1   3.14
1992  January 1   2.71
1991  January 1   2.36
1990  January 1   2.40

--------------------------------------------------------------------------------
         ILLUSTRATION OF AN ASSUMED INVESTMENT IN ONE ACCUMULATION UNIT
--------------------------------------------------------------------------------

   Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31 for the past ten years. This period was one of mixed common stock prices. The values shown should not be considered representations of values which may be achieved in the future.

                              Unit Value Bar Graph

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DECEMBER 31, 1998

                                                              NUMBER OF               MARKET
(ALL INVESTMENTS ARE IN SECURITIES OF UNAFFILIATED ISSUERS)     SHARES                VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS:
   AEROSPACE-(3.0%)
   Raytheon Company                                              45,000            $  2,396,250
   United Technologies Corporation                               28,200               3,066,750
                                                                                   ------------
                                                                                      5,463,000
                                                                                   ------------
   BEVERAGES-(3.3%)
   The Robert Mondavi Corporation*                               54,000               2,207,250
   PepsiCo, Inc.                                                 92,000               3,766,250
                                                                                   ------------
                                                                                      5,973,500
                                                                                   ------------
   BROADCASTING-(4.5%)
   Emmis Broadcasting Corporation*                               45,000               1,951,875
   Tele-comm Liberty Media A*                                   133,312               6,140,684
                                                                                   ------------
                                                                                      8,092,559
                                                                                   ------------
   BUILDING MATERIALS-(1.4%)
   Lowe's Companies, Inc.                                        50,000               2,559,375
                                                                                   ------------
   CABLE SERVICE-(3.3%)
   Comcast Corporation                                           55,000               3,227,813
   Tele-Communications Inc.*                                     50,000               2,765,625
                                                                                   ------------
                                                                                      5,993,438
                                                                                   ------------
   CHEMICAL-(1.7%)
   Monsanto Company                                              65,000               3,087,500
                                                                                   ------------
   COMPUTER SOFTWARE-(1.4%)
   Microsoft Corporation*                                        18,000               2,496,375
                                                                                   ------------
   COMPUTER SYSTEMS-(9.8%)
   Cisco Systems, Inc.*                                          67,500               6,264,844
   EMC Corporation*                                              70,000               5,950,000
   First Data Corp.                                              75,000               2,376,562
   International Business Machines Corporation                   15,000               2,771,250
                                                                                   ------------
                                                                                     17,362,656
                                                                                   ------------
   COSMETICS-(2.3%)
   The Gillette Company                                          84,000               4,058,250
                                                                                   ------------
   DIVERSIFIED-(4.5%)
   General Electric Company                                      45,000               4,592,813
   Tyco International Ltd.                                       46,000               3,470,125
                                                                                   ------------
                                                                                      8,062,938
                                                                                   ------------

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      SCHEDULE OF INVESTMENTS (CONTINUED)
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DECEMBER 31, 1998

                                                               NUMBER OF               MARKET
(ALL INVESTMENTS ARE IN SECURITIES OF UNAFFILIATED ISSUERS)     SHARES                 VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS:
   ELECTRONIC EQUIPMENT-(7.2%)
   AMP Incorporated                                               20,000            $  1,041,250
   Honeywell, Inc.                                                35,000               2,635,937
   Molex Incorporated/Class A                                    125,995               4,016,091
   Motorola, Inc.                                                 44,000               2,686,750
   Texas Instruments Incorporated                                 30,000               2,566,875
                                                                                    ------------
                                                                                      12,946,903
                                                                                    ------------
   ENERGY-(2.5%)
   Enron Corp.                                                    80,000               4,565,000
                                                                                    ------------
   FINANCIAL SERVICES-(2.0%)
   American Express Company                                       35,000               3,578,750
                                                                                    ------------
   FINANCIAL-BANKS -(6.2%)
   Bank United Corp.                                              70,000               2,747,500
   Citigroup Inc.                                                 48,750               2,413,125
   First Union Corporation                                        40,000               2,432,500
   Wells Fargo & Company                                          90,000               3,594,375
                                                                                    ------------
                                                                                      11,187,500
                                                                                    ------------
   FOODS-(1.0%)
   Bestfoods                                                      30,600               1,629,450
                                                                                    ------------
   HEALTH CARE-(5.6%)
   Cardinal Health, Inc.                                          74,625               5,662,172
   Medtronic, Inc.                                                60,000               4,455,000
                                                                                    ------------
                                                                                      10,117,172
                                                                                    ------------
   HOUSEHOLD PRODUCTS-(2.0%)
   Procter & Gamble Co.                                           38,800               3,542,925
                                                                                    ------------
   MACHINERY-(1.8%)
   Illinois Tool Works, Inc.                                      56,800               3,294,400
                                                                                    ------------
   MERCHANDISING-DRUGS-(1.9%)
   Rite Aid Corporation                                           70,000               3,469,375
                                                                                    ------------
   MERCHANDISING-FOODS-(4.4%)
   The Kroger Co.*                                                50,000               3,025,000
   Safeway Inc.*                                                  80,000               4,875,000
                                                                                    ------------
                                                                                       7,900,000
                                                                                    ------------
   OIL FIELD SERVICES & EQUIPMENT-(2.4%)
   Santa Fe International                                         95,000               1,389,375
   Schlumberger Limited                                           64,600               2,979,675
                                                                                    ------------
                                                                                       4,369,050
                                                                                    ------------
   PHARMACEUTICAL-(9.8%)
   American Home Products Corporation                             54,000               3,040,875
   Pfizer Inc.                                                    61,000               7,651,687
   Schering-Plough Corporation                                   120,000               6,630,000
                                                                                    ------------
                                                                                      17,322,562
                                                                                    ------------

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      SCHEDULE OF INVESTMENTS (CONTINUED)
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DECEMBER 31, 1998

                                                               NUMBER OF
                                                                SHARES,
                                                              CONTRACTS OR              MARKET
(ALL INVESTMENTS ARE IN SECURITIES OF UNAFFILIATED ISSUERS)   $ PAR VALUE               VALUE
-------------------------------------------------------------------------------------------------
   PUBLISHING-(1.5%)
   Tribune Company                                                 40,000            $  2,640,000
                                                                                     ------------
   SEMICONDUCTOR-(3.4%)
   Applied Materials, Inc.*                                        88,000               3,756,500
   Intel Corp.                                                     19,800               2,347,537
                                                                                     ------------
                                                                                        6,104,037
                                                                                     ------------
   TELECOMMUNICATIONS-(3.2%)
   Loral Space & Communications*                                  161,500               2,876,719
   Tellabs, Inc.*                                                  43,000               2,948,188
                                                                                     ------------
                                                                                        5,824,907
                                                                                     ------------

   UTILITIES-COMMUNICATIONS-(5.6%)
   Intermedia Communications Inc.*                                 80,000               1,380,000
   MCI Worldcom, Inc.*                                             80,000               5,740,000
   Sprint Corporation                                              35,000               2,944,375
                                                                                     ------------
                                                                                       10,064,375
                                                                                     ------------
         TOTAL COMMON STOCKS-(95.7%)                                                  171,705,997
                                                                                     ------------
OPTIONS:
   EMC Corporation                                                    100                   7,625
   American Express Company                                           100                  (9,875)
   Bestfoods                                                          200                    (375)
   Intel Corp.                                                        100                   4,811
   Intermedia Communications Inc.                                     200                     499
                                                                                     ------------
         TOTAL OPTIONS-(0.0%)                                                               2,685
                                                                                     ------------
SHORT-TERM NOTES:
   COMPUTER ELECTRONICS-(2.8%)
   Tandy Corporation, 5.82%, due 1/11/99                        5,000,000               4,991,917
                                                                                     ------------
   FINANCIAL SERVICES-BANK-(1.5%)
   The First National Bank of Chicago Eurodollar Time
   Deposit, 5.0%, due 1/4/99                                    2,725,000               2,725,378
                                                                                     ------------
         TOTAL SHORT-TERM NOTES-(4.3%)                                                  7,717,295
                                                                                     ------------
         TOTAL INVESTMENTS-(100.0%)                                                  $179,425,977
                                                                                     ------------
                                                                                     ------------
=================================================================================================

 *Non-income producing security in 1998.

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STOCK PORTFOLIO CHANGES
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          YEAR ENDED DECEMBER 31, 1998 (IN SHARES)            INCREASED   DECREASED   NOW OWNED
-----------------------------------------------------------------------------------------------
COMMON STOCK:
   Advanced Communications Group, Inc.                         110,000     110,000           -
   American Express Company                                     10,000      10,000      35,000
   American Home Products Corporation                           64,000      10,000      54,000
   American Standard Companies, Inc.                            10,000      65,000           -
   Amgen, Inc.                                                       -      45,000           -
   AMP Incorporated                                             20,000           -      20,000
   Banc One Corporation                                          5,450      59,950           -
   Bankamerica Corporation                                           -      52,200           -
   Bestfoods                                                    28,800      27,000      30,600
   The Boeing Company                                           35,000      35,000           -
   Burlington Northern Santa Fe                                      -      25,212           -
   Camco International, Inc.                                         -      50,000           -
   Cardinal Health, Inc.                                        44,875      20,000      74,625
   Cisco Systems, Inc.                                          22,500           -      67,500
   Citicorp                                                          -      35,500           -
   Citigroup Inc.                                               73,750      25,000      48,750
   Comcast Corporation                                          55,000           -      55,000
   Corn Products International Inc.                              7,200       7,200           -
   Corning Inc.                                                      -      52,700           -
   Crown Cork & Seal Company, Inc.                              10,000      60,000           -
   EMC Corporation                                                   -      10,000      70,000
   Eastman Kodak Company                                        10,000      10,000           -
   Emmis Broadcasting Corporation                               45,000           -      45,000
   Ericsson (LM) Tel-SP ADR                                     60,000      60,000           -
   First Data Corp.                                             15,000      20,000      75,000
   First Union Corporation                                      40,000           -      40,000
   The Gillette Company                                         42,000           -      84,000
   Healthsouth Corp.                                            10,000     138,000           -
   Heller Financial, Inc.                                       75,700      75,700           -
   Hewlett-Packard Company                                       5,000      64,000           -
   Intel Corp.                                                  25,000      45,200      19,800
   Intermedia Communications Inc.                               80,000           -      80,000
   International Business Machines Corporation                  15,000           -      15,000
   The Kroger Co.                                               50,000           -      50,000
   Eli Lilly and Company                                        10,000      50,000           -
   Lowe's Companies, Inc.                                       50,000           -      50,000
   Loral Space & Communications                                 20,000           -     161,500
   Mettler-Toledo Holdings Inc.                                      -     116,200           -
   Microsoft Corporation                                        23,000       5,000      18,000
   Molex Incorporated/Class A                                        -      20,000     125,995
   The Robert Mondavi Corporation                                5,000           -      54,000
   Motorola, Inc.                                               30,000      30,000      44,000
   PepsiCo, Inc.                                                25,000           -      92,000
   Pfizer Inc.                                                       -      20,000      61,000
   Rite Aid Corporation                                         35,000           -      70,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STOCK PORTFOLIO CHANGES (CONTINUED)
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          YEAR ENDED DECEMBER 31, 1998 (IN SHARES)            INCREASED   DECREASED   NOW OWNED
-----------------------------------------------------------------------------------------------
COMMON STOCK:
   Safeway Inc.                                                 40,000           -      80,000
   Santa Fe International                                       25,000           -      95,000
   Schering-Plough Corporation                                  60,000           -     120,000
   Schlumberger Limited                                         23,600           -      64,600
   The Sports Authority, Inc.                                        -     124,750           -
   Sprint Corporation                                           35,000           -      35,000
   Sprint PCS                                                   17,500      17,500           -
   Tele-comm Liberty Media A                                    44,438           1     133,312
   Tele-communications, Inc.                                    50,000           -      50,000
   Teleport Communications Inc.                                 10,000      45,000           -
   Tellabs, Inc.                                                53,000      10,000      43,000
   Texas Instruments Incorporated                               30,000           -      30,000
   Tribune Company                                               5,000      10,000      40,000
   Tyco International Ltd.                                      46,000           -      46,000
   Union Pacific Corp.                                          20,000      20,000           -
   United States Filter Corporation                             40,000      70,000           -
   United Technologies Corporation                                   -      10,000      28,200
   Ziff Davis Inc.                                               4,000       4,000           -
===============================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TEN LARGEST COMMON STOCK HOLDINGS
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MARKET          % OF NET
                     DECEMBER 31, 1998                           VALUE           ASSETS
----------------------------------------------------------------------------------------
Pfizer Inc.                                                   $ 7,651,687          4.3%
Schering-Plough Corporation                                     6,630,000          3.7
Cisco Systems, Inc.                                             6,264,844          3.5
Tele-comm Liberty Media A                                       6,140,684          3.4
EMC Corporation                                                 5,950,000          3.3
MCI Worldcom, Inc.                                              5,740,000          3.2
Cardinal Health, Inc.                                           5,662,172          3.2
Safeway Inc.                                                    4,875,000          2.7
General Electric Company                                        4,592,813          2.6
Enron Corp.                                                     4,565,000          2.5
----------------------------------------------------------------------------------------
                                                              $58,072,200         32.4%
========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ALLOCATION OF EQUITY INVESTMENTS
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        DECEMBER 31                           1998       1997
-----------------------------------------------------------------------------
Technological                                                 29.2%      23.0%
Consumer Staples                                              27.4       23.9
Consumer Servicers                                            15.6       11.3
Financial Services                                            8.6        14.2
Capital Goods                                                 6.6         8.8
Utilities                                                     5.9         3.6
Energy                                                        5.2         8.7
Consumer Cyclicals                                            1.5         1.3
Basic Industries                                                -         3.6
Transportation                                                  -         1.6
-----------------------------------------------------------------------------
                                                              100%        100%
=============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        DECEMBER 31                               1998           1997
-----------------------------------------------------------------------------------------
ASSETS
   Investments in securities of unaffiliated issuers--Note 1
      Common stocks, at market (cost $99,881,837 and
       $92,262,123)                                           $171,705,997   $145,406,403
      Call options written, at market--Note 5                        2,685        -
      Short-term notes, at amortized cost (approximates
       market)                                                   7,717,295      7,333,814
                                                              ------------   ------------
          TOTAL INVESTMENTS                                    179,425,977    152,740,217
   Cash                                                             23,876         13,730
   Dividends receivable--Note 1                                     79,613        102,376
   Receivable from Continental Assurance Company for fund
     deposits                                                      -               58,304
                                                              ------------   ------------
             TOTAL ASSETS                                      179,529,466    152,914,627
                                                              ------------   ------------
LIABILITIES
   Fees payable to Continental Assurance Company--Note 4            52,131         40,585
   Deferred income on call options written                          87,060        -
   Payable to Continental Assurance Company for fund
     withdrawals                                                    44,449        495,148
                                                              ------------   ------------
             TOTAL LIABILITIES                                     183,640        535,733
-----------------------------------------------------------------------------------------
PARTICIPANTS' EQUITY--NET ASSETS (8,320,912 and 8,612,630
  units issued
  and outstanding at $21.55 and $17.69 per unit)--Note 2      $179,345,826   $152,378,894
=========================================================================================

--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   YEAR ENDED DECEMBER 31                        1998           1997
----------------------------------------------------------------------------------------
Income:
   Dividends                                                  $ 1,265,882    $ 1,316,494
   Interest and other                                             398,095        755,828
                                                              -----------    -----------
                                                                1,663,977      2,072,322
                                                              -----------    -----------
Fees (to Continental Assurance Company)--Note 4
   Investment advisory fees                                       816,238        704,159
   Service fees                                                   538,717        464,745
                                                              -----------    -----------
                                                                1,354,955      1,168,904
                                                              -----------    -----------
             NET INVESTMENT INCOME                                309,022        903,418
                                                              -----------    -----------
Investments--Note 3
   Net realized gain                                           13,986,986     16,194,879
   Net unrealized gain                                         18,682,566     14,151,723
                                                              -----------    -----------
             NET GAIN ON INVESTMENTS                           32,669,552     30,346,602
----------------------------------------------------------------------------------------
NET INCREASE IN PARTICIPANTS' EQUITY RESULTING FROM
  OPERATIONS                                                  $32,978,574    $31,250,020
========================================================================================

                See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  STATEMENT OF CHANGES IN PARTICIPANTS' EQUITY
               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   YEAR ENDED DECEMBER 31                         1998              1997
--------------------------------------------------------------------------------------------
From operations:
   Net investment income                                      $    309,022      $    903,418
   Net realized gain on investments                             13,986,986        16,194,879
   Net unrealized gain on investments                           18,682,566        14,151,723
                                                              ------------      ------------
         Net increase in participants' equity resulting from
          operations                                            32,978,574        31,250,020
                                                              ------------      ------------
From unit transactions:
   Sales                                                         3,226,883        11,909,643
   Withdrawals                                                  (9,238,525)      (10,972,411)
                                                              ------------      ------------
         Net increase (decrease) in participants' equity
          resulting from unit transactions                      (6,011,642)          937,232
                                                              ------------      ------------
         TOTAL INCREASE IN PARTICIPANTS' EQUITY                 26,966,932        32,187,252
Participants' equity, January 1                                152,378,894       120,191,642
--------------------------------------------------------------------------------------------
PARTICIPANTS' EQUITY, DECEMBER 31                             $179,345,826      $152,378,894
--------------------------------------------------------------------------------------------
                      See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                    NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ORGANIZATION
   Continental Assurance Company Separate Account (B) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is part of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by CNA Financial Corporation (CNA). Loews Corporation owns approximately 85% of the outstanding common stock of CNA.
   The operations of CAC include the sale of certain variable annuity contracts, the proceeds of which are invested in Separate Account (B). CAC also provides investment advisory and administrative services to Separate Account (B) for a fee.
   The assets and liabilities of Separate Account (B) are segregated from those of CAC.

INVESTMENTS
   Investments in securities traded on national securities exchanges are valued at the last reported sales price. Securities not traded on a national exchange are valued at the bid price of over-the-counter market quotations. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates market.
   Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and Federal income tax purposes.
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.
   Separate Account (B) may loan securities, up to a maximum of 25% of its net assets, to brokers under loan agreements which are fully secured by cash or government securities. Loaned securities are not reported herein as purchases or sales since Separate Account (B) remains the owner of loaned securities. During the years ended December 31, 1998 and 1997 no investment securities owned by Separate Account (B) were loaned to brokers under loan agreements.

FEDERAL INCOME TAXES
   Under existing Federal income tax law, no taxes are payable by Separate Account (B) on net investment income and net realized capital gains, which are reinvested in Separate Account (B) and taken into account in determining unit values.

OTHER
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   NOTE 2. PARTICIPANTS' EQUITY--NET ASSETS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        DECEMBER 31                               1998           1997
---------------------------------------------------------------------------------------------
From operations:
    Accumulated net investment income                         $ 52,494,186   $ 52,185,165
    Accumulated net realized gain on investment transactions   110,061,935     96,074,948
    Accumulated unrealized gain                                 74,723,866     55,477,008
    Accumulated unrealized loss                                 (2,897,021)    (2,332,729)
                                                              ------------   ------------ ---
         Accumulated income                                    234,382,966    201,404,392
From unit transactions:
    Accumulated proceeds from sale of units, net of
     withdrawals                                               (55,037,140)   (49,025,498)
---------------------------------------------------------------------------------------------
TOTAL PARTICIPANTS' EQUITY--NET ASSETS                        $179,345,826   $152,378,894
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTE 3. INVESTMENTS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              NET REALIZED GAIN ON INVESTMENTS
                   YEAR ENDED DECEMBER 31                          1998            1997
-----------------------------------------------------------------------------------------------
Aggregate proceeds                                            $1,070,942,016   $820,595,354
Aggregate cost                                                 1,056,955,030    804,400,475
-----------------------------------------------------------------------------------------------
    Net realized gain                                         $   13,986,986   $ 16,194,879
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
          CHANGE IN UNREALIZED GAIN ON INVESTMENTS
                   YEAR ENDED DECEMBER 31                          1998            1997
-----------------------------------------------------------------------------------------------
Unrealized gain on investments:
    Balance, December 31                                      $   71,826,845   $ 53,144,279
    Less balance, January 1                                       53,144,279     38,992,556
-----------------------------------------------------------------------------------------------
    Change in net unrealized gain                             $   18,682,566   $ 14,151,723
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
           AGGREGATE COST OF SECURITIES PURCHASED
                   YEAR ENDED DECEMBER 31                          1998            1997
-----------------------------------------------------------------------------------------------
Common stocks                                                 $   64,427,142   $ 60,343,096
Short-term notes                                               1,000,521,759    761,856,229
-----------------------------------------------------------------------------------------------
    Total purchases                                           $1,064,948,901   $822,199,325
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NOTE 4. MANAGEMENT FEES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Separate Account (B) pays fees to CAC for investment advisory and management services which are set by contract at one-half of one percent per annum of the average daily net assets of Separate Account (B).

     The Investment Advisory Agreement additionally provides for the reimbursement to CAC for certain legal, accounting and other expenses. Such reimbursement of services fees is computed at the rate of .33 of one percent per annum of the average daily net assets of Separate Account (B).

     Participants pay fees directly to CAC for sales and administrative services. Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from certain participants' accounts.

--------------------------------------------------------------------------------
FEES AND EXPENSES PAID TO CAC

YEAR ENDED DECEMBER 31                                             1998               1997
---------------------------------------------------------------------------------------------
Investment advisory fees                                        $  816,238         $  704,159
Service fees                                                       538,717            464,745
                                                                ----------         ----------
    Total fees charged to fund income                            1,354,955          1,168,904
Sales and administrative fees paid by participants                  10,428             11,417
---------------------------------------------------------------------------------------------
    Total                                                       $1,365,383         $1,180,321
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Separate Account (B) invests from time to time in certain derivative financial instruments, namely put and call options, to increase investments returns.

     Derivatives are carried at fair value which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for all of Separate Account (B)'s derivatives.

     The fair values associated with these instruments are generally affected by changes in the stock market. The credit risk associated with these instruments is minimal as all transactions are cleared through security exchanges.

     A summary of the aggregate notional amounts and estimated market values of call options at December 31, 1998, as well as the monthly average market values and the recognized gain, are presented below.

                                  CALL OPTIONS
--------------------------------------------------------------------------------

NOTIONAL VALUE   MARKET VALUE   MONTHLY AVERAGE   NET REALIZED GAIN
-------------------------------------------------------------------
  $4,725,000        $2,685          $4,502           $1,300,540
-------------------------------------------------------------------
-------------------------------------------------------------------

     As December 31, 1998 these options were collateralized by stock with a market value of $4,468,130.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Committee Members and the Participants of
Continental Assurance Company Separate Account (B)

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments as of December 31, 1998, of Continental Assurance Company Separate Account (B) (a separate account of Continental Assurance Company [the Company], which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1998 and 1997, and the related statements of operations and changes in participants' equity for the years then ended, and the financial highlights (shown on page two) for each of the five years in the period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Continental Assurance Company Separate Account (B) as of December 31, 1998 and 1997, the results of its operations and changes in its participants' equity for the years then ended and the information included in the financial highlights for each of the five years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.
Deloitte & Touche LLP
Chicago, Illinois

February 12, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     MANAGEMENT'S DISCUSSION OF IMPACT OF YEAR 2000 ON SEPARATE ACCOUNT (B)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The widespread use of computer programs, both in the United States and internationally, that rely on two digit date fields to perform computations and decision making functions may cause computer systems to malfunction when processing information involving dates beginning in 1999. Such malfunctions could lead to business delays and disruptions. Separate Account (B) does not maintain any systems. Instead, it relies on the systems of its investment advisor Continental Assurance Company (CAC) and third party vendors. Separate Account (B) has a plan under which it reviews periodically the progress that these parties are making on this issue. To date, CNA Financial Corporation (CNA) on behalf of CAC has certified internally as Year 2000-ready all of the systems used by CAC in its duties as investment advisor and administrative agent for Separate Account (B). While there is no client charge to Separate Account (B), CNA estimates that the total cost to replace and upgrade its systems to accommodate Year 2000 processing will be approximately $60 to $70 million. As of December 31, 1998, CNA has spent approximately $59 million on Year 2000 readiness matters.

     CNA has also received statements of Year 2000 compliance from certain of key business partners: The Chase Manhattan Bank (Separate Account (B)'s custodian bank); Bloomberg L.P. (the system used for trade entry); MAXIMIS (Separate Account (B)'s accounting system) and The Depository Trust Company (the book-entry depository used to record ownership of securities). Separate Account
(B) management believes that the systems on which it relies do not have any significant remaining exposure to the Year 2000 issue and, therefore, Separate Account (B) does not have material exposure to the Year 2000 issue. However, due to the interdependent nature of computer systems, there may be an adverse impact on Separate Account (B) if banks, independent agents, vendors, insurance agents, third party administrators, various governmental agencies and other business partners fail to successfully address the Year 2000. To mitigate this impact, CNA is communicating with these various entities to coordinate Year 2000 conversion.

     In addition, CNA has developed business resumption plans to ensure that it and Separate Account (B) are able to continue critical processes through other means in the event that it becomes necessary to do so. Formal strategies have been developed within each business unit and support organization to include appropriate recovery processes and use of alternative vendors.

--------------------------------------------------------------------------------

                                            [B LOGO]



Participants Inquiries To:                  CONTINENTAL ASSURANCE COMPANY
Continental Assurance Company
Separate Account (B)                        SEPARATE ACCOUNT (B)
Attn: Individual Pension Accounts-35S
P.O. Box 803572                             REPORT TO PARTICIPANTS
Chicago, Illinois 60680-3572
800-351-3001                                DECEMBER 31, 1998



[CNA LOGO]

[CA LOGO]

L 554-921 (12/98)         2/99